UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04186

John Hancock Income Securities Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

Annual report
John Hancock
Income Securities Trust
Closed-end fixed income
Ticker: JHS
October 31, 2023

A message to shareholders
Dear shareholder,
U.S. bonds posted mixed results for the 12 months ended October 31, 2023. Bond yields rose sharply, putting downward pressure on bond prices, as recent economic and inflation data led to expectations that the U.S. Federal Reserve (Fed) would not be lowering short-term interest rates anytime soon. The Fed raised short-term rates in July—its tenth rate hike since March 2022, which boosted the federal funds rate target to its highest level in more than 22 years—then held rates steady at its policy meetings in September and October.
Intermediate- and long-term bond yields increased the most, with the 10-year U.S. Treasury bond yield rising to its highest level since 2007. From a sector perspective, residential mortgage-backed securities and U.S. Treasury securities declined the most.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Income Securities Trust

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Fund’s investments
32	Financial statements
36	Financial highlights
37	Notes to financial statements
47	Report of independent registered public accounting firm
48	Tax information
49	Investment objective, principal investment strategies, and principal risks
54	Additional information
56	Evaluation of advisory and subadvisory agreements by the Board of Trustees
62	Trustees and Officers
66	More information
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2023 (%)

The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds edged higher in volatile market environment
Despite rising interest rates, U.S. bonds posted small gains for the period amid easing inflationary pressures and a resilient U.S. economy.
Sector performance was mixed
High-yield corporate bonds and asset-backed securities delivered the best returns, while U.S. Treasury securities and residential mortgage-backed securities declined.
The fund trailed its comparative index
The fund generated a modestly positive return at net asset value but underperformed the Bloomberg U.S. Government/Credit Bond Index, due in large part to the fund’s use of leverage.
PORTFOLIO COMPOSITION AS OF 10/31/2023 (% of total investments)

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	3

QUALITY COMPOSITION AS OF 10/31/2023 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 10-31-23 and do not reflect subsequent downgrades or upgrades, if any.
4	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Management’s discussion of fund performance
How did the U.S. bond market perform during the 12 months ended October 31, 2023?
U.S. bonds posted modestly positive returns in an environment of heightened volatility. Bond yields rose broadly during the period as the U.S. Federal Reserve (Fed) continued to raise short-term interest rates to bring inflation under control. While the Fed’s aggressive rate hikes led to moderating inflationary pressures, the U.S. economy remained resilient, led by a robust labor market and buoyant consumer spending.
The Fed’s interest rate increases pushed short-term bond yields sharply higher, but longer-term yields also rose meaningfully amid expectations that rates are likely to remain at elevated levels for an extended period of time. Sector performance was mixed; high-yield corporate bonds and asset-backed securities generated the best returns, while U.S. Treasury securities and residential mortgage-backed securities declined.
How did the fund perform?
The fund produced a gain in net asset value and a decline in market price. In both cases, the fund trailed the performance of its comparative index. One factor was the leverage the fund uses to amplify fixed-income exposure and boost interest income. Higher interest rates increased the cost of this leverage, which offset some of the benefits in terms of investment returns. Individual security selection also weighed on performance versus the index, most notably among U.S.-dollar-denominated debt in emerging markets.
On the positive side, the fund maintained a shorter duration (a measure of interest-rate sensitivity) than the index, which helped limit the negative impact of higher bond yields on fund performance. Sector allocation also added value during the period, led by an out-of-index position in high-yield corporate bonds and an underweight position in U.S. Treasury securities. This was offset in part by a noteworthy position in residential mortgage-backed securities.
MANAGED BY

Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	5

The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2023

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	0.35	-0.01	2.20	-0.03	24.35
At Market price	-2.82	-0.66	1.81	-3.26	19.68
Bloomberg U.S. Government/Credit Index	0.74	0.30	1.08	1.50	11.36
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	7

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Income Securities Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Government/Credit Index.
The Bloomberg U.S. Government/Credit Index tracks the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
8	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Fund’s investments
AS OF 10-31-23
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 85.7% (49.5% of Total investments)				$109,365,711
(Cost $117,408,909)
U.S. Government 21.5%				27,464,210
U.S. Treasury
Bond (A)	3.375	11-15-48	1,210,000	895,542
Bond (A)	3.625	05-15-53	1,106,000	862,162
Bond (A)(B)	4.000	11-15-42	1,154,000	978,285
Bond (A)	4.125	08-15-53	214,000	183,070
Bond (A)	4.375	08-15-43	340,000	303,238
Note (A)	3.750	04-15-26	205,000	199,250
Note (A)(B)	3.875	04-30-25	3,000,000	2,941,875
Note (A)	3.875	08-15-33	501,000	461,155
Note (A)(B)	4.250	09-30-24	2,647,000	2,618,462
Note (A)(B)	4.250	10-15-25	3,300,000	3,248,438
Note (A)	4.375	10-31-24	4,000,000	3,958,125
Note (A)	4.375	08-15-26	268,000	264,168
Note (A)	4.875	10-31-28	10,102,000	10,123,309
Note (A)	4.875	10-31-30	428,000	427,131
U.S. Government Agency 64.2%				81,901,501
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru (A)	2.000	06-01-36	621,408	529,163
15 Yr Pass Thru	4.500	01-01-38	1,885,115	1,786,870
30 Yr Pass Thru	3.000	03-01-43	305,785	259,750
30 Yr Pass Thru	3.000	10-01-49	777,619	632,682
30 Yr Pass Thru	3.000	12-01-49	52,955	43,051
30 Yr Pass Thru (A)	3.000	12-01-49	1,083,434	877,095
30 Yr Pass Thru	3.500	07-01-46	382,381	328,441
30 Yr Pass Thru	3.500	10-01-46	315,812	268,598
30 Yr Pass Thru	3.500	12-01-46	136,145	116,429
30 Yr Pass Thru	3.500	02-01-47	779,036	665,491
30 Yr Pass Thru	3.500	11-01-48	1,462,889	1,249,215
30 Yr Pass Thru	4.000	05-01-52	836,330	732,077
30 Yr Pass Thru	4.500	07-01-52	238,446	214,384
30 Yr Pass Thru	4.500	07-01-52	2,172,794	1,953,529
30 Yr Pass Thru	4.500	08-01-52	149,015	134,164
30 Yr Pass Thru	4.500	08-01-52	715,007	643,300
30 Yr Pass Thru (A)	4.500	08-01-52	595,331	535,626
30 Yr Pass Thru	4.500	09-01-52	368,096	330,835
30 Yr Pass Thru	4.500	09-01-52	412,461	371,353
30 Yr Pass Thru	4.500	09-01-52	3,613,743	3,252,455
30 Yr Pass Thru	5.000	07-01-52	1,083,386	1,003,794
30 Yr Pass Thru	5.000	07-01-52	1,035,977	960,580
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	9

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.000	08-01-52	1,020,984	$944,212
30 Yr Pass Thru (A)	5.000	10-01-52	822,561	761,552
30 Yr Pass Thru	5.000	11-01-52	1,821,208	1,694,668
30 Yr Pass Thru	5.000	12-01-52	1,091,192	1,007,190
30 Yr Pass Thru	5.000	02-01-53	411,527	379,590
30 Yr Pass Thru	5.000	02-01-53	1,504,174	1,390,731
30 Yr Pass Thru	5.000	05-01-53	1,555,510	1,438,730
30 Yr Pass Thru	5.500	09-01-52	1,043,851	995,399
30 Yr Pass Thru	5.500	11-01-52	2,086,729	1,989,869
30 Yr Pass Thru	5.500	11-01-52	2,175,554	2,073,211
30 Yr Pass Thru	5.500	02-01-53	943,972	900,451
30 Yr Pass Thru	5.500	02-01-53	950,914	905,587
30 Yr Pass Thru	5.500	03-01-53	734,469	700,377
30 Yr Pass Thru	5.500	04-01-53	865,260	825,367
30 Yr Pass Thru	5.500	06-01-53	990,628	942,912
30 Yr Pass Thru	5.500	06-01-53	982,404	936,190
30 Yr Pass Thru	5.500	06-01-53	752,974	718,023
30 Yr Pass Thru	5.500	07-01-53	1,068,700	1,017,625
30 Yr Pass Thru	5.500	07-01-53	759,359	722,498
30 Yr Pass Thru	5.500	07-01-53	759,248	722,346
30 Yr Pass Thru	6.000	04-01-53	949,286	927,426
30 Yr Pass Thru	6.000	09-01-53	991,311	967,554
30 Yr Pass Thru (C)	6.500	09-01-53	794,424	793,309
30 Yr Pass Thru (C)	6.500	10-01-53	798,901	797,181
Federal National Mortgage Association
30 Yr Pass Thru	3.000	12-01-42	908,051	769,839
30 Yr Pass Thru	3.000	07-01-43	237,291	200,507
30 Yr Pass Thru	3.000	11-01-49	240,317	195,074
30 Yr Pass Thru	3.500	12-01-42	1,013,492	884,912
30 Yr Pass Thru	3.500	01-01-43	1,119,044	979,247
30 Yr Pass Thru	3.500	04-01-45	382,829	328,321
30 Yr Pass Thru (A)	3.500	11-01-46	746,036	636,551
30 Yr Pass Thru	3.500	07-01-47	777,951	663,296
30 Yr Pass Thru (A)	3.500	07-01-47	765,402	657,380
30 Yr Pass Thru	3.500	11-01-47	334,533	284,916
30 Yr Pass Thru	3.500	09-01-49	165,296	139,721
30 Yr Pass Thru (A)	3.500	03-01-50	426,390	360,150
30 Yr Pass Thru	4.000	09-01-41	279,678	251,929
30 Yr Pass Thru (A)	4.000	01-01-49	748,575	657,191
30 Yr Pass Thru	4.000	07-01-49	154,261	135,911
30 Yr Pass Thru	4.000	08-01-49	316,365	278,634
30 Yr Pass Thru	4.000	02-01-50	250,226	219,758
30 Yr Pass Thru (A)	4.000	03-01-51	826,621	727,002
30 Yr Pass Thru (A)	4.000	08-01-51	551,976	486,317
10	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	10-01-51	1,113,016	$976,795
30 Yr Pass Thru	4.000	04-01-52	105,752	91,876
30 Yr Pass Thru	4.000	06-01-52	1,075,435	932,976
30 Yr Pass Thru	4.000	06-01-52	1,112,997	965,561
30 Yr Pass Thru	4.000	06-01-52	888,071	775,704
30 Yr Pass Thru	4.000	07-01-52	424,654	369,861
30 Yr Pass Thru (A)	4.500	06-01-52	445,087	400,589
30 Yr Pass Thru	4.500	06-01-52	1,032,237	928,070
30 Yr Pass Thru (A)	4.500	08-01-52	499,455	446,712
30 Yr Pass Thru	4.500	08-01-52	115,064	103,597
30 Yr Pass Thru (A)	4.500	08-01-52	840,072	751,359
30 Yr Pass Thru (A)	4.500	09-01-52	705,253	636,728
30 Yr Pass Thru (A)	5.000	06-01-52	723,911	671,633
30 Yr Pass Thru	5.000	08-01-52	1,401,800	1,297,983
30 Yr Pass Thru	5.000	10-01-52	1,694,134	1,573,141
30 Yr Pass Thru (A)	5.000	10-01-52	816,112	756,602
30 Yr Pass Thru	5.000	11-01-52	2,860,138	2,651,579
30 Yr Pass Thru (A)	5.000	12-01-52	772,538	716,205
30 Yr Pass Thru (A)	5.000	03-01-53	1,164,611	1,077,506
30 Yr Pass Thru	5.500	01-01-53	1,981,317	1,888,112
30 Yr Pass Thru	5.500	02-01-53	939,263	896,546
30 Yr Pass Thru (A)	5.500	03-01-53	742,054	707,610
30 Yr Pass Thru	5.500	04-01-53	1,794,225	1,706,457
30 Yr Pass Thru	5.500	05-01-53	1,054,531	1,003,605
30 Yr Pass Thru	5.500	05-01-53	1,277,127	1,218,245
30 Yr Pass Thru (A)	5.500	05-01-53	1,065,277	1,015,830
30 Yr Pass Thru (A)	5.500	05-01-53	733,573	699,523
30 Yr Pass Thru	6.000	08-01-53	997,663	976,248
30 Yr Pass Thru (C)	6.500	04-01-53	778,558	780,385
30 Yr Pass Thru (C)	6.500	05-01-53	765,674	764,887
30 Yr Pass Thru (C)	6.500	08-01-53	786,918	789,011
30 Yr Pass Thru (C)	6.500	08-01-53	784,701	785,316
30 Yr Pass Thru (C)	6.500	09-01-53	793,779	792,666
30 Yr Pass Thru (C)	6.500	10-01-53	800,000	803,115

30 Yr Pass Thru (C)	6.500	11-01-53	650,000	651,932
Corporate bonds 62.6% (36.2% of Total investments)				$79,907,414
(Cost $89,838,523)
Communication services 5.6%				7,207,691
Diversified telecommunication services 1.0%
C&W Senior Financing DAC (D)	6.875	09-15-27	208,000	178,838
Connect Finco SARL (A)(D)	6.750	10-01-26	371,000	345,971
GCI LLC (A)(D)	4.750	10-15-28	208,000	178,485
Telesat Canada (D)	5.625	12-06-26	93,000	59,361
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	11

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Diversified telecommunication services (continued)
Total Play Telecomunicaciones SA de CV (D)	6.375	09-20-28	216,000	$103,429
Total Play Telecomunicaciones SA de CV (A)(B)(D)	7.500	11-12-25	333,000	240,388
Zayo Group Holdings, Inc. (A)(B)(D)	4.000	03-01-27	153,000	115,154
Zayo Group Holdings, Inc. (A)(B)(D)	6.125	03-01-28	142,000	94,068
Entertainment 1.9%
Netflix, Inc. (A)(D)	5.375	11-15-29	92,000	89,201
Netflix, Inc. (A)	5.875	11-15-28	400,000	400,149
The Walt Disney Company (A)	7.750	01-20-24	1,020,000	1,023,461
WarnerMedia Holdings, Inc. (A)	4.279	03-15-32	214,000	177,431
WarnerMedia Holdings, Inc. (A)	5.050	03-15-42	120,000	88,887
WarnerMedia Holdings, Inc. (A)	5.141	03-15-52	681,000	481,887
WMG Acquisition Corp. (A)(D)	3.875	07-15-30	214,000	177,868
Interactive media and services 0.1%
Match Group Holdings II LLC (A)(D)	3.625	10-01-31	67,000	51,423
Meta Platforms, Inc. (A)	4.800	05-15-30	117,000	112,816
Media 1.5%
Charter Communications Operating LLC (A)	4.200	03-15-28	464,000	422,281
Charter Communications Operating LLC (A)	5.750	04-01-48	500,000	379,363
Charter Communications Operating LLC (A)	6.384	10-23-35	338,000	305,488
Globo Comunicacao e Participacoes SA (D)	4.875	01-22-30	315,000	249,968
News Corp. (A)(D)	3.875	05-15-29	166,000	142,093
Sirius XM Radio, Inc. (A)(D)	4.000	07-15-28	179,000	152,227
Sirius XM Radio, Inc. (A)(D)	5.000	08-01-27	309,000	283,322
Wireless telecommunication services 1.1%
T-Mobile USA, Inc. (A)	3.875	04-15-30	789,000	686,985
T-Mobile USA, Inc. (A)	5.375	04-15-27	135,000	132,802
T-Mobile USA, Inc. (A)	5.650	01-15-53	224,000	193,614
Vodafone Group PLC (A)	5.625	02-10-53	143,000	120,273
Vodafone Group PLC (7.000% to 4-4-29, then 5 Year U.S. Swap Rate + 4.873% to 4-4-49, then 5 Year U.S. Swap Rate + 5.623%) (A)	7.000	04-04-79	228,000	220,458
Consumer discretionary 5.3%				6,768,437
Automobile components 0.1%
Dealer Tire LLC (A)(B)(D)	8.000	02-01-28	92,000	86,293
Automobiles 2.2%
Ford Motor Company (A)	3.250	02-12-32	134,000	101,136
Ford Motor Credit Company LLC (A)	4.125	08-17-27	329,000	298,702
Ford Motor Credit Company LLC (A)	5.113	05-03-29	440,000	400,469
Ford Motor Credit Company LLC	6.800	05-12-28	753,000	750,848
General Motors Company (A)	5.400	10-15-29	314,000	294,843
12	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
General Motors Company (A)	5.400	04-01-48	162,000	$121,448
General Motors Financial Company, Inc. (A)	3.600	06-21-30	762,000	628,773
Nissan Motor Acceptance Company LLC (A)(D)	6.950	09-15-26	260,000	260,714
Broadline retail 0.2%
Macy’s Retail Holdings LLC (A)(B)(D)	5.875	04-01-29	89,000	78,462
Macy’s Retail Holdings LLC (A)(B)(D)	5.875	03-15-30	77,000	65,141
Macy’s Retail Holdings LLC (A)(B)(D)	6.125	03-15-32	141,000	116,446
Distributors 0.0%
LKQ Corp. (A)	5.750	06-15-28	83,000	80,435
Hotels, restaurants and leisure 1.6%
Affinity Interactive (A)(D)	6.875	12-15-27	88,000	71,728
Booking Holdings, Inc. (A)	4.625	04-13-30	270,000	251,553
Caesars Entertainment, Inc. (A)(D)	7.000	02-15-30	76,000	73,347
CCM Merger, Inc. (A)(D)	6.375	05-01-26	105,000	99,391
Choice Hotels International, Inc. (A)	3.700	12-01-29	108,000	88,451
Choice Hotels International, Inc. (A)	3.700	01-15-31	139,000	109,327
Full House Resorts, Inc. (A)(B)(D)	8.250	02-15-28	100,000	84,203
Hilton Grand Vacations Borrower Escrow LLC (A)(D)	5.000	06-01-29	185,000	154,937
Jacobs Entertainment, Inc. (A)(D)	6.750	02-15-29	77,000	65,450
MGM Resorts International (A)	4.750	10-15-28	332,000	289,698
Midwest Gaming Borrower LLC (A)(D)	4.875	05-01-29	210,000	174,825
Mohegan Tribal Gaming Authority (A)(D)	8.000	02-01-26	173,000	158,944
Resorts World Las Vegas LLC (A)(D)	4.625	04-16-29	200,000	153,610
Travel + Leisure Company (A)(D)	4.625	03-01-30	91,000	74,497
Yum! Brands, Inc. (A)(D)	4.750	01-15-30	183,000	162,908
Household durables 0.3%
Brookfield Residential Properties, Inc. (A)(D)	5.000	06-15-29	117,000	91,317
Century Communities, Inc. (A)(D)	3.875	08-15-29	157,000	126,693
KB Home (A)	4.000	06-15-31	178,000	138,984
Specialty retail 0.9%
Asbury Automotive Group, Inc. (A)(B)(D)	4.625	11-15-29	38,000	32,144
Asbury Automotive Group, Inc. (A)	4.750	03-01-30	134,000	113,712
AutoNation, Inc. (A)	4.750	06-01-30	244,000	213,713
Group 1 Automotive, Inc. (A)(D)	4.000	08-15-28	107,000	92,100
Lithia Motors, Inc. (A)(D)	3.875	06-01-29	80,000	66,168
Lithia Motors, Inc. (A)(D)	4.375	01-15-31	80,000	64,772
Lithia Motors, Inc. (A)(D)	4.625	12-15-27	40,000	36,086
The Michaels Companies, Inc. (A)(B)(D)	5.250	05-01-28	253,000	183,314
The Michaels Companies, Inc. (D)	7.875	05-01-29	234,000	130,455
Valvoline, Inc. (A)(D)	3.625	06-15-31	240,000	182,400
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	13

	Rate (%)	Maturity date	Par value^	Value
Consumer staples 1.6%				$2,085,543
Beverages 0.2%
Anheuser-Busch Companies LLC (A)	4.700	02-01-36	290,000	255,211
Food products 1.4%
JBS USA LUX SA (A)	3.625	01-15-32	207,000	159,121
JBS USA LUX SA (A)	3.750	12-01-31	65,000	50,509
JBS USA LUX SA (A)	5.125	02-01-28	128,000	120,204
JBS USA LUX SA (A)	5.750	04-01-33	348,000	307,360
Kraft Heinz Foods Company (A)	4.375	06-01-46	534,000	390,704
Kraft Heinz Foods Company (A)	5.000	06-04-42	139,000	114,563
MARB BondCo PLC (D)	3.950	01-29-31	264,000	193,799
NBM US Holdings, Inc. (D)	6.625	08-06-29	298,000	267,999
Pilgrim’s Pride Corp. (A)	6.250	07-01-33	246,000	226,073
Energy 9.3%				11,825,714
Oil, gas and consumable fuels 9.3%
Aker BP ASA (D)	3.100	07-15-31	298,000	234,047
Antero Midstream Partners LP (A)(D)	5.375	06-15-29	182,000	165,265
Antero Resources Corp. (A)(D)	5.375	03-01-30	69,000	62,964
Ascent Resources Utica Holdings LLC (A)(D)	5.875	06-30-29	237,000	209,367
Ascent Resources Utica Holdings LLC (A)(D)	8.250	12-31-28	40,000	39,719
Cheniere Energy Partners LP (A)	4.000	03-01-31	362,000	303,127
Cheniere Energy Partners LP (A)	4.500	10-01-29	403,000	360,825
Civitas Resources, Inc. (A)(D)	8.625	11-01-30	111,000	112,979
Columbia Pipelines Operating Company LLC (A)(D)	5.927	08-15-30	87,000	84,005
Columbia Pipelines Operating Company LLC (A)(D)	6.036	11-15-33	135,000	128,202
Continental Resources, Inc. (A)	4.900	06-01-44	162,000	114,388
Enbridge, Inc. (5.500% to 7-15-27, then 3 month CME Term SOFR + 3.680% to 7-15-47, then 3 month CME Term SOFR + 4.430%) (A)	5.500	07-15-77	340,000	289,272
Enbridge, Inc. (5.750% to 7-15-30, then 5 Year CMT + 5.314% to 7-15-50, then 5 Year CMT + 6.064%) (A)	5.750	07-15-80	347,000	289,243
Enbridge, Inc. (6.250% to 3-1-28, then 3 month CME Term SOFR + 3.903% to 3-1-48, then 3 month CME Term SOFR + 4.653%) (A)	6.250	03-01-78	306,000	268,009
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%) (A)	8.500	01-15-84	144,000	137,947
Energean Israel Finance, Ltd. (D)	5.375	03-30-28	79,000	64,616
Energean Israel Finance, Ltd. (D)	5.875	03-30-31	138,000	110,041
Energy Transfer LP (A)	4.200	04-15-27	172,000	161,079
Energy Transfer LP (A)	5.150	03-15-45	345,000	267,169
Energy Transfer LP (A)	5.250	04-15-29	263,000	249,606
14	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Energy Transfer LP (A)	5.400	10-01-47	250,000	$196,339
Energy Transfer LP (A)	5.500	06-01-27	263,000	256,511
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) (A)(E)	6.500	11-15-26	488,000	441,972
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (A)(E)	7.125	05-15-30	381,000	316,393
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month CME Term SOFR + 3.295%) (A)	5.250	08-16-77	580,000	497,769
EQM Midstream Partners LP (A)(D)	7.500	06-01-27	32,000	31,692
EQM Midstream Partners LP (A)(D)	7.500	06-01-30	18,000	17,660
Hess Midstream Operations LP (A)(D)	4.250	02-15-30	59,000	50,485
Hess Midstream Operations LP (A)(D)	5.500	10-15-30	25,000	22,695
Kinder Morgan Energy Partners LP (A)	7.750	03-15-32	142,000	148,577
Leviathan Bond, Ltd. (D)	6.500	06-30-27	327,000	286,835
Leviathan Bond, Ltd. (D)	6.750	06-30-30	64,000	54,119
MC Brazil Downstream Trading SARL (D)	7.250	06-30-31	201,664	143,484
MPLX LP (A)	4.125	03-01-27	79,000	74,191
MPLX LP (A)	4.250	12-01-27	170,000	158,136
MPLX LP (A)	4.950	09-01-32	149,000	132,276
MPLX LP (A)	5.000	03-01-33	152,000	134,601
Occidental Petroleum Corp. (A)	6.450	09-15-36	229,000	222,423
Occidental Petroleum Corp.	6.600	03-15-46	126,000	121,326
Occidental Petroleum Corp. (A)	6.625	09-01-30	308,000	308,941
ONEOK, Inc. (A)	5.650	11-01-28	109,000	106,362
ONEOK, Inc. (A)	6.050	09-01-33	407,000	390,052
ONEOK, Inc. (A)	6.625	09-01-53	260,000	242,983
Ovintiv, Inc. (A)	5.650	05-15-28	86,000	83,497
Ovintiv, Inc. (A)	6.250	07-15-33	86,000	81,750
Ovintiv, Inc. (A)	7.200	11-01-31	41,000	41,343
Parkland Corp. (A)(D)	4.500	10-01-29	133,000	114,393
Parkland Corp. (A)(D)	4.625	05-01-30	130,000	110,825
Petroleos Mexicanos	7.690	01-23-50	454,000	280,381
Petroleos Mexicanos	8.750	06-02-29	123,000	108,776
Sabine Pass Liquefaction LLC (A)	4.200	03-15-28	153,000	140,779
Sabine Pass Liquefaction LLC (A)	4.500	05-15-30	416,000	373,143
Sabine Pass Liquefaction LLC (A)	5.000	03-15-27	259,000	249,433
Southwestern Energy Company (A)	4.750	02-01-32	98,000	84,279
Sunoco LP (A)	4.500	05-15-29	72,000	62,369
Sunoco LP (A)	4.500	04-30-30	196,000	167,408
Targa Resources Corp. (A)	4.950	04-15-52	323,000	235,683
Targa Resources Partners LP (A)	4.000	01-15-32	267,000	219,749
The Williams Companies, Inc. (A)	4.650	08-15-32	213,000	187,679
Var Energi ASA (D)	7.500	01-15-28	200,000	204,635
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Var Energi ASA (D)	8.000	11-15-32	412,000	$424,990
Venture Global Calcasieu Pass LLC (A)(D)	3.875	08-15-29	72,000	59,917
Venture Global Calcasieu Pass LLC (A)(D)	4.125	08-15-31	119,000	95,677
Venture Global LNG, Inc. (A)(D)	9.500	02-01-29	229,000	232,650
Western Midstream Operating LP (A)	4.050	02-01-30	234,000	202,865
Western Midstream Operating LP (A)	6.150	04-01-33	59,000	55,801
Financials 17.7%				22,591,919
Banks 12.3%
Banco Santander SA	4.379	04-12-28	287,000	260,999
Bank of America Corp. (3.846% to 3-8-32, then 5 Year CMT + 2.000%) (A)	3.846	03-08-37	340,000	268,222
Bank of America Corp. (3.970% to 3-5-28, then 3 month CME Term SOFR + 1.332%) (A)	3.970	03-05-29	297,000	268,736
Bank of America Corp. (5.015% to 7-22-32, then Overnight SOFR + 2.160%) (A)	5.015	07-22-33	965,000	862,784
Bank of America Corp. (6.204% to 11-10-27, then Overnight SOFR + 1.990%) (A)	6.204	11-10-28	309,000	306,916
Bank of America Corp. (6.300% to 3-10-26, then 3 month CME Term SOFR + 4.815%) (A)(E)	6.300	03-10-26	403,000	392,125
Barclays PLC (4.375% to 9-15-28, then 5 Year CMT + 3.410%) (A)(E)	4.375	03-15-28	296,000	202,307
BPCE SA (A)(D)	4.500	03-15-25	235,000	226,698
Citigroup, Inc. (A)	3.200	10-21-26	449,000	413,917
Citigroup, Inc. (A)	4.600	03-09-26	425,000	407,337
Citigroup, Inc. (4.700% to 1-30-25, then Overnight SOFR + 3.234%) (A)(E)	4.700	01-30-25	356,000	318,317
Citigroup, Inc. (6.174% to 5-25-33, then Overnight SOFR + 2.661%) (A)	6.174	05-25-34	288,000	267,706
Citigroup, Inc. (6.250% to 8-15-26, then 3 month CME Term SOFR + 4.779%) (A)(E)	6.250	08-15-26	525,000	492,849
Citigroup, Inc. (6.270% to 11-17-32, then Overnight SOFR + 2.338%) (A)	6.270	11-17-33	150,000	145,644
Citizens Financial Group, Inc. (A)(B)	3.250	04-30-30	448,000	345,541
Credit Agricole SA (A)(D)	3.250	01-14-30	486,000	394,948
Credit Agricole SA (6.316% to 10-3-28, then Overnight SOFR + 1.860%) (A)(D)	6.316	10-03-29	281,000	276,094
Fifth Third Bancorp (3 month CME Term SOFR + 3.295%) (A)(E)(F)	8.689	12-01-23	173,000	156,024
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year ICE Swap Rate + 4.368%) (A)(E)	6.375	03-30-25	200,000	188,537
Huntington Bancshares, Inc. (6.208% to 8-21-28, then Overnight SOFR + 2.020%) (A)	6.208	08-21-29	163,000	156,690
16	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%) (A)(E)	4.600	02-01-25	379,000	$353,100
JPMorgan Chase & Co. (4.912% to 7-25-32, then Overnight SOFR + 2.080%) (A)	4.912	07-25-33	345,000	309,889
JPMorgan Chase & Co. (5.717% to 9-14-32, then Overnight SOFR + 2.580%) (A)	5.717	09-14-33	355,000	332,440
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (A)(E)	7.500	06-27-24	385,000	375,210
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (A)(E)	5.125	11-01-26	141,000	106,331
NatWest Group PLC (5.516% to 9-30-27, then 1 Year CMT + 2.270%) (A)	5.516	09-30-28	342,000	327,235
NatWest Group PLC (6.000% to 6-29-26, then 5 Year CMT + 5.625%) (A)(E)	6.000	12-29-25	393,000	360,031
Popular, Inc. (A)(B)	7.250	03-13-28	218,000	216,127
Santander Holdings USA, Inc. (A)	3.244	10-05-26	600,000	538,859
Santander Holdings USA, Inc. (A)	3.450	06-02-25	521,000	492,912
Santander Holdings USA, Inc. (A)	4.400	07-13-27	395,000	363,413
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (A)(D)(E)	5.375	11-18-30	269,000	192,928
Societe Generale SA (6.446% to 1-10-28, then 1 Year CMT + 2.550%) (A)(D)	6.446	01-10-29	472,000	461,163
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (A)(E)	3.400	09-15-26	438,000	315,159
The PNC Financial Services Group, Inc. (5.582% to 6-12-28, then Overnight SOFR + 1.841%) (A)	5.582	06-12-29	431,000	412,665
The PNC Financial Services Group, Inc. (5.939% to 8-18-33, then Overnight SOFR + 1.946%) (A)	5.939	08-18-34	245,000	228,372
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (A)(E)	6.250	03-15-30	216,000	177,768
The PNC Financial Services Group, Inc. (3 month CME Term SOFR + 3.302%) (A)(E)(F)	8.711	12-01-23	224,000	220,901
The PNC Financial Services Group, Inc. (3 month CME Term SOFR + 3.940%) (E)(F)	9.312	11-01-23	340,000	340,000
Truist Financial Corp. (5.867% to 6-8-33, then Overnight SOFR + 2.361%) (A)	5.867	06-08-34	256,000	232,883
Truist Financial Corp. (7.161% to 10-30-28, then Overnight SOFR + 2.446%) (A)	7.161	10-30-29	163,000	163,961
U.S. Bancorp (5.836% to 6-10-33, then Overnight SOFR + 2.260%) (A)	5.836	06-12-34	287,000	264,346
U.S. Bancorp (6.787% to 10-26-26, then Overnight SOFR + 1.880%) (A)	6.787	10-26-27	272,000	274,035
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company (3.350% to 3-2-32, then Overnight SOFR + 1.500%) (A)	3.350	03-02-33	690,000	$543,283
Wells Fargo & Company (4.808% to 7-25-27, then Overnight SOFR + 1.980%) (A)	4.808	07-25-28	621,000	587,459
Wells Fargo & Company (4.897% to 7-25-32, then Overnight SOFR + 2.100%) (A)	4.897	07-25-33	438,000	384,982
Wells Fargo & Company (5.875% to 6-15-25, then 9.865% thereafter) (A)(E)	5.875	06-15-25	755,000	733,524
Capital markets 3.3%
Ares Capital Corp. (A)	3.250	07-15-25	140,000	131,285
Ares Capital Corp. (A)	3.875	01-15-26	539,000	504,073
Ares Capital Corp. (A)	7.000	01-15-27	195,000	194,286
Blackstone Private Credit Fund (A)	3.250	03-15-27	60,000	51,756
Blackstone Private Credit Fund (A)	4.000	01-15-29	291,000	243,454
Blackstone Private Credit Fund (A)	7.050	09-29-25	445,000	443,300
Deutsche Bank AG (3.742% to 1-7-32, then Overnight SOFR + 2.257%) (A)	3.742	01-07-33	339,000	237,083
Deutsche Bank AG (6.720% to 1-18-28, then Overnight SOFR + 3.180%) (A)	6.720	01-18-29	205,000	201,217
Jefferies Financial Group, Inc. (A)	5.875	07-21-28	205,000	197,888
Lazard Group LLC (A)	4.375	03-11-29	230,000	208,795
Macquarie Bank, Ltd. (A)(D)	3.624	06-03-30	246,000	196,195
Morgan Stanley (4.431% to 1-23-29, then 3 month CME Term SOFR + 1.890%) (A)	4.431	01-23-30	58,000	52,810
Morgan Stanley (5.123% to 2-1-28, then Overnight SOFR + 1.730%) (A)	5.123	02-01-29	111,000	105,682
Morgan Stanley (5.164% to 4-20-28, then Overnight SOFR + 1.590%) (A)	5.164	04-20-29	343,000	326,340
Morgan Stanley (5.449% to 7-20-28, then Overnight SOFR + 1.630%) (A)	5.449	07-20-29	170,000	163,496
Morgan Stanley (5.948% to 1-19-33, then 5 Year CMT + 2.430%) (A)	5.948	01-19-38	531,000	481,497
MSCI, Inc. (A)(D)	3.625	11-01-31	305,000	242,144
The Charles Schwab Corp. (5.643% to 5-19-28, then Overnight SOFR + 2.210%) (A)	5.643	05-19-29	290,000	279,168
Consumer finance 0.4%
Ally Financial, Inc. (6.992% to 6-13-28, then Overnight SOFR + 3.260%) (A)	6.992	06-13-29	227,000	216,977
Ally Financial, Inc. (A)(B)	7.100	11-15-27	170,000	166,560
OneMain Finance Corp. (A)(B)	9.000	01-15-29	96,000	93,424
Financial services 0.3%
Block, Inc. (A)(B)	3.500	06-01-31	96,000	74,088
18	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Financial services (continued)
Corebridge Financial, Inc. (6.875% to 12-15-27, then 5 Year CMT + 3.846%) (A)	6.875	12-15-52	112,000	$103,473
Nationstar Mortgage Holdings, Inc. (A)(D)	5.125	12-15-30	71,000	57,452
Nationstar Mortgage Holdings, Inc. (A)(D)	5.500	08-15-28	147,000	129,904
Nationstar Mortgage Holdings, Inc. (A)(D)	6.000	01-15-27	75,000	69,714
Insurance 1.4%
Athene Holding, Ltd. (A)	3.500	01-15-31	162,000	129,377
CNA Financial Corp. (A)	3.900	05-01-29	150,000	134,190
CNO Financial Group, Inc. (A)	5.250	05-30-29	384,000	354,337
Liberty Mutual Group, Inc. (4.125% to 12-15-26, then 5 Year CMT + 3.315%) (A)(D)	4.125	12-15-51	203,000	161,164
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%) (A)	6.400	12-15-36	355,000	332,804
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (D)	2.750	01-21-51	165,000	126,690
SBL Holdings, Inc. (A)(D)	5.000	02-18-31	275,000	207,888
Teachers Insurance & Annuity Association of America (A)(D)	4.270	05-15-47	430,000	312,041
Health care 2.0%				2,541,085
Biotechnology 0.1%
Star Parent, Inc. (A)(D)	9.000	10-01-30	111,000	110,155
Health care equipment and supplies 0.1%
Varex Imaging Corp. (A)(D)	7.875	10-15-27	104,000	101,934
Health care providers and services 1.3%
AdaptHealth LLC (A)(D)	5.125	03-01-30	132,000	99,990
Centene Corp. (A)	3.000	10-15-30	236,000	186,764
Centene Corp. (A)	3.375	02-15-30	138,000	114,105
Centene Corp. (A)	4.250	12-15-27	70,000	64,421
CVS Health Corp. (A)	3.750	04-01-30	211,000	183,572
CVS Health Corp. (A)	5.050	03-25-48	260,000	204,382
CVS Health Corp. (A)	5.250	01-30-31	281,000	264,467
DaVita, Inc. (A)(D)	3.750	02-15-31	160,000	115,009
DaVita, Inc. (A)(D)	4.625	06-01-30	285,000	223,357
HCA, Inc. (A)	5.500	06-01-33	230,000	209,833
Life sciences tools and services 0.2%
Thermo Fisher Scientific, Inc. (A)	4.977	08-10-30	299,000	285,212
Pharmaceuticals 0.3%
Viatris, Inc. (A)	2.700	06-22-30	301,000	231,175
Viatris, Inc. (A)	4.000	06-22-50	255,000	146,709
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	19

	Rate (%)	Maturity date	Par value^	Value
Industrials 9.2%				$11,716,919
Aerospace and defense 1.1%
Huntington Ingalls Industries, Inc. (A)	4.200	05-01-30	190,000	168,229
The Boeing Company (A)	3.200	03-01-29	164,000	141,709
The Boeing Company (A)	5.040	05-01-27	480,000	464,782
The Boeing Company (A)	5.150	05-01-30	651,000	609,954
Building products 0.4%
Builders FirstSource, Inc. (A)(D)	4.250	02-01-32	225,000	179,068
Builders FirstSource, Inc. (A)(D)	6.375	06-15-32	135,000	123,562
Owens Corning (A)	3.950	08-15-29	282,000	250,047
Commercial services and supplies 0.3%
APX Group, Inc. (A)(D)	5.750	07-15-29	201,000	167,104
Prime Security Services Borrower LLC (A)(D)	3.375	08-31-27	47,000	41,323
Prime Security Services Borrower LLC (A)(B)(D)	6.250	01-15-28	163,000	151,150
Construction and engineering 0.2%
Global Infrastructure Solutions, Inc. (A)(D)	5.625	06-01-29	200,000	160,000
MasTec, Inc. (A)(D)	4.500	08-15-28	147,000	128,923
Electrical equipment 0.4%
Emerald Debt Merger Sub LLC (A)(D)	6.625	12-15-30	144,000	136,980
Regal Rexnord Corp. (A)(D)	6.050	02-15-26	181,000	178,032
Regal Rexnord Corp. (A)(D)	6.400	04-15-33	155,000	142,196
Ground transportation 0.2%
Uber Technologies, Inc. (A)(B)(D)	4.500	08-15-29	320,000	282,219
Machinery 0.2%
Flowserve Corp. (A)	3.500	10-01-30	184,000	148,003
Ingersoll Rand, Inc. (A)	5.400	08-14-28	51,000	49,694
Passenger airlines 4.6%
Air Canada 2013-1 Class A Pass Through Trust (A)(D)	4.125	05-15-25	150,399	142,912
Air Canada 2017-1 Class B Pass Through Trust (A)(D)	3.700	01-15-26	163,386	152,549
Air Canada 2020-1 Class C Pass Through Trust (D)	10.500	07-15-26	136,000	146,272
Alaska Airlines 2020-1 Class B Pass Through Trust (A)(D)	8.000	08-15-25	95,152	95,014
American Airlines 2015-1 Class A Pass Through Trust (A)	3.375	05-01-27	620,312	547,599
American Airlines 2016-1 Class A Pass Through Trust (A)	4.100	01-15-28	275,410	244,594
American Airlines 2016-1 Class AA Pass Through Trust (A)	3.575	01-15-28	68,023	61,986
American Airlines 2016-3 Class A Pass Through Trust (A)	3.250	10-15-28	32,296	27,402
American Airlines 2017-1 Class A Pass Through Trust (A)	4.000	02-15-29	133,819	115,723
20	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Passenger airlines (continued)
American Airlines 2017-1 Class AA Pass Through Trust (A)	3.650	02-15-29	205,875	$184,176
American Airlines 2017-2 Class A Pass Through Trust (A)	3.600	10-15-29	167,856	142,664
American Airlines 2019-1 Class A Pass Through Trust (A)	3.500	02-15-32	259,245	206,856
American Airlines 2019-1 Class AA Pass Through Trust (A)	3.150	02-15-32	209,827	174,862
American Airlines 2019-1 Class B Pass Through Trust (A)	3.850	02-15-28	84,662	73,617
American Airlines 2021-1 Class A Pass Through Trust (A)	2.875	07-11-34	182,651	147,080
American Airlines 2021-1 Class B Pass Through Trust (A)	3.950	07-11-30	252,070	216,318
American Airlines, Inc. (A)(B)(D)	7.250	02-15-28	166,000	154,351
British Airways 2018-1 Class A Pass Through Trust (A)(D)	4.125	09-20-31	97,784	86,066
British Airways 2020-1 Class A Pass Through Trust (A)(D)	4.250	11-15-32	88,137	78,812
British Airways 2020-1 Class B Pass Through Trust (A)(D)	8.375	11-15-28	59,748	60,498
Delta Air Lines, Inc. (A)(B)	4.375	04-19-28	250,000	229,630
Delta Air Lines, Inc. (A)(D)	4.750	10-20-28	332,848	312,871
JetBlue 2019-1 Class AA Pass Through Trust (A)	2.750	05-15-32	228,045	190,933
United Airlines 2014-2 Class A Pass Through Trust (A)	3.750	09-03-26	293,821	274,047
United Airlines 2016-1 Class A Pass Through Trust (A)	3.450	07-07-28	280,880	245,907
United Airlines 2016-1 Class B Pass Through Trust (A)	3.650	01-07-26	244,368	228,764
United Airlines 2018-1 Class B Pass Through Trust (A)	4.600	03-01-26	100,495	94,219
United Airlines 2019-1 Class A Pass Through Trust (A)	4.550	08-25-31	212,567	182,956
United Airlines 2020-1 Class A Pass Through Trust (A)	5.875	10-15-27	461,946	454,805
United Airlines 2020-1 Class B Pass Through Trust (A)	4.875	01-15-26	138,016	132,242
United Airlines 2023-1 Class A Pass Through Trust	5.800	01-15-36	275,000	257,705
United Airlines, Inc. (A)(D)	4.375	04-15-26	23,000	21,335
United Airlines, Inc. (A)(D)	4.625	04-15-29	53,000	44,769
US Airways 2012-2 Class A Pass Through Trust (A)	4.625	06-03-25	110,525	105,182
Professional services 0.2%
Concentrix Corp. (A)	6.600	08-02-28	266,000	255,373
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	21

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors 1.6%
AerCap Ireland Capital DAC	3.000	10-29-28	465,000	$391,644
AerCap Ireland Capital DAC	3.875	01-23-28	1,137,000	1,021,126
Air Lease Corp. (A)	3.625	12-01-27	164,000	146,936
Air Lease Corp. (A)	5.850	12-15-27	290,000	283,373
Beacon Roofing Supply, Inc. (A)(D)	4.125	05-15-29	151,000	126,764
United Rentals North America, Inc. (A)	3.875	11-15-27	146,000	134,012
Information technology 3.5%				4,448,838
IT services 0.2%
Gartner, Inc. (A)(D)	4.500	07-01-28	287,000	258,219
Semiconductors and semiconductor equipment 2.5%
Broadcom, Inc. (A)(D)	3.419	04-15-33	408,000	317,230
Broadcom, Inc. (A)	4.750	04-15-29	976,000	907,591
Foundry JV Holdco LLC (A)(D)	5.875	01-25-34	239,000	221,714
Micron Technology, Inc. (A)	4.185	02-15-27	467,000	437,168
Micron Technology, Inc. (A)	5.327	02-06-29	523,000	496,917
Micron Technology, Inc. (A)	5.875	02-09-33	140,000	130,238
Micron Technology, Inc. (A)	6.750	11-01-29	174,000	174,846
NXP BV	3.875	06-18-26	372,000	351,839
Qorvo, Inc. (A)(D)	3.375	04-01-31	187,000	144,999
Software 0.3%
Consensus Cloud Solutions, Inc. (A)(B)(D)	6.500	10-15-28	119,000	98,621
Oracle Corp. (A)	6.250	11-09-32	275,000	272,421
Technology hardware, storage and peripherals 0.5%
CDW LLC (A)	3.250	02-15-29	115,000	97,090
Dell International LLC (A)	5.300	10-01-29	566,000	539,945
Materials 2.6%				3,303,500
Chemicals 0.4%
Braskem Netherlands Finance BV (D)	4.500	01-31-30	213,000	163,982
Braskem Netherlands Finance BV (D)	5.875	01-31-50	269,000	173,673
Sasol Financing USA LLC	5.500	03-18-31	158,000	120,968
Construction materials 0.5%
Cemex SAB de CV (D)	3.875	07-11-31	255,000	206,998
Cemex SAB de CV (D)	5.200	09-17-30	256,000	232,019
Standard Industries, Inc. (A)(D)	3.375	01-15-31	109,000	82,482
Standard Industries, Inc. (A)(D)	4.375	07-15-30	122,000	99,677
Standard Industries, Inc. (A)(D)	5.000	02-15-27	54,000	49,911
Containers and packaging 0.5%
Graphic Packaging International LLC (A)(D)	3.500	03-01-29	165,000	137,069
Mauser Packaging Solutions Holding Company (A)(D)	7.875	08-15-26	116,000	108,648
Owens-Brockway Glass Container, Inc. (A)(D)	6.625	05-13-27	97,000	92,150
22	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging (continued)
Owens-Brockway Glass Container, Inc. (A)(B)(D)	7.250	05-15-31	76,000	$69,540
Pactiv Evergreen Group Issuer, Inc. (A)(B)(D)	4.000	10-15-27	275,000	239,917
Metals and mining 1.2%
Anglo American Capital PLC (D)	4.750	04-10-27	200,000	191,277
Arsenal AIC Parent LLC (A)(D)	8.000	10-01-30	92,000	90,850
First Quantum Minerals, Ltd. (D)	6.875	10-15-27	280,000	238,483
Freeport-McMoRan, Inc. (A)	4.250	03-01-30	278,000	240,942
Freeport-McMoRan, Inc. (A)	5.400	11-14-34	196,000	173,402
Freeport-McMoRan, Inc. (A)	5.450	03-15-43	323,000	265,664
Hudbay Minerals, Inc. (A)(D)	4.500	04-01-26	52,000	48,397
Novelis Corp. (A)(D)	4.750	01-30-30	327,000	277,451
Real estate 2.2%				2,781,620
Hotel and resort REITs 0.2%
Host Hotels & Resorts LP (A)	3.375	12-15-29	209,000	172,219
Real estate management and development 0.0%
Cushman & Wakefield US Borrower LLC (A)(D)	8.875	09-01-31	17,000	16,118
Residential REITs 0.1%
American Homes 4 Rent LP (A)	4.250	02-15-28	154,000	141,695
Specialized REITs 1.9%
American Tower Corp. (A)	3.550	07-15-27	215,000	195,530
American Tower Corp. (A)	3.800	08-15-29	671,000	587,493
American Tower Trust I (D)	5.490	03-15-28	300,000	294,574
Crown Castle, Inc. (A)	3.800	02-15-28	175,000	157,827
GLP Capital LP (A)	3.250	01-15-32	119,000	90,006
GLP Capital LP (A)	4.000	01-15-30	121,000	100,980
GLP Capital LP (A)	5.375	04-15-26	231,000	221,391
Iron Mountain Information Management Services, Inc. (A)(D)	5.000	07-15-32	54,000	44,186
Iron Mountain, Inc. (A)(D)	5.250	07-15-30	130,000	112,850
SBA Tower Trust (D)	6.599	01-15-28	96,000	95,793
VICI Properties LP (A)(D)	3.875	02-15-29	151,000	128,189
VICI Properties LP (A)(D)	4.125	08-15-30	155,000	127,867
VICI Properties LP (A)(D)	4.625	12-01-29	279,000	241,324
VICI Properties LP (A)	5.125	05-15-32	62,000	53,578
Utilities 3.6%				4,636,148
Electric utilities 2.7%
American Electric Power Company, Inc. (A)	5.625	03-01-33	94,000	88,231
Atlantica Transmision Sur SA (D)	6.875	04-30-43	230,700	224,644
Constellation Energy Generation LLC (A)	6.125	01-15-34	81,000	78,296
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	23

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Constellation Energy Generation LLC (A)	6.500	10-01-53	138,000	$129,615
Duke Energy Corp. (A)	5.750	09-15-33	278,000	264,063
FirstEnergy Corp. (A)	3.400	03-01-50	69,000	41,728
FirstEnergy Corp. (A)	7.375	11-15-31	120,000	129,418
Georgia Power Company (A)	4.950	05-17-33	144,000	131,438
NextEra Energy Capital Holdings, Inc. (A)	5.000	07-15-32	90,000	81,786
NRG Energy, Inc. (A)(D)	3.375	02-15-29	47,000	38,253
NRG Energy, Inc. (A)(D)	3.625	02-15-31	132,000	99,612
NRG Energy, Inc. (A)(D)	3.875	02-15-32	291,000	216,261
NRG Energy, Inc. (A)(D)	4.450	06-15-29	194,000	167,692
NRG Energy, Inc. (A)	5.750	01-15-28	250,000	234,022
NRG Energy, Inc. (A)(D)	7.000	03-15-33	240,000	226,845
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (A)(D)(E)	10.250	03-15-28	189,000	182,455
Progress Energy, Inc. (A)	7.750	03-01-31	65,000	69,412
The Southern Company (A)	5.700	03-15-34	139,000	132,231
Vistra Operations Company LLC (A)(D)	3.700	01-30-27	486,000	441,879
Vistra Operations Company LLC (A)(D)	4.300	07-15-29	441,000	383,736
Vistra Operations Company LLC (A)(D)	6.950	10-15-33	160,000	152,398
Independent power and renewable electricity producers 0.4%
AES Panama Generation Holdings SRL (D)	4.375	05-31-30	230,914	188,380
NextEra Energy Operating Partners LP (A)(D)	3.875	10-15-26	193,000	175,479
NextEra Energy Operating Partners LP (A)(B)(D)	4.500	09-15-27	110,000	98,493
Multi-utilities 0.5%
Dominion Energy, Inc. (A)	3.375	04-01-30	169,000	142,122
NiSource, Inc. (A)	3.600	05-01-30	174,000	148,935
NiSource, Inc. (A)	5.250	03-30-28	55,000	53,399
NiSource, Inc. (A)	5.400	06-30-33	115,000	107,009

Sempra (A)	5.500	08-01-33	224,000	208,316
Municipal bonds 0.1% (0.0% of Total investments)				$115,428
(Cost $176,000)
Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	176,000	115,428
Collateralized mortgage obligations 7.5% (4.3% of Total investments)				$9,626,814
(Cost $13,366,049)
Commercial and residential 5.9%				7,536,260
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class ENM (D)(G)	3.719	11-05-32	175,000	56,764
Barclays Commercial Mortgage Trust
Series 2019-C5, Class A2	3.043	11-15-52	241,000	232,509
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	155,000	138,831
24	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BBCMS Trust
Series 2015-SRCH, Class D (D)(G)	4.957	08-10-35	295,000	$204,555
Benchmark Mortgage Trust
Series 2019-B12, Class A2	3.001	08-15-52	121,452	107,972
BX Trust
Series 2022-CLS, Class A (D)	5.760	10-13-27	221,000	212,472
Citigroup Commercial Mortgage Trust
Series 2023-SMRT, Class A (D)(G)	5.820	10-12-40	163,000	157,007
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class XA IO	0.879	10-15-45	19,797	0
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.432	05-10-51	3,792,352	60,586
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (D)(G)	4.394	08-10-30	340,000	261,675
Ellington Financial Mortgage Trust
Series 2023-1, Class A1 (5.732% to 1-1-27, then 6.732% thereafter) (D)	5.732	02-25-68	456,048	445,826
GCAT Trust
Series 2023-NQM2, Class A1 (5.837% to 1-1-27, then 6.837% thereafter) (D)	5.837	11-25-67	444,395	434,935
GS Mortgage Securities Trust
Series 2017-485L, Class C (D)(G)	3.982	02-10-37	240,000	193,212
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (D)	0.350	05-19-47	2,356,490	24,535
Series 2007-4, Class ES IO	0.350	07-19-47	2,416,092	31,656
Series 2007-6, Class ES IO (D)	0.343	08-19-37	2,483,737	30,665
Imperial Fund Mortgage Trust
Series 2023-NQM1, Class A1 (5.941% to 1-1-27, then 6.941% thereafter) (D)	5.941	02-25-68	442,308	433,774
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-NNN, Class AFX (D)	2.812	01-16-37	195,000	173,550
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D (D)(G)	3.790	11-15-32	100,000	61,250
Series 2018-ALXA, Class C (D)(G)	4.316	01-15-43	175,000	136,272
New Residential Mortgage Loan Trust
Series 2022-NQM4, Class A1 (5.000% to 6-1-26, then 6.000% thereafter) (D)	5.000	06-25-62	537,229	501,731
OBX Trust
Series 2022-NQM7, Class A1 (5.110% to 8-1-26, then 6.110% thereafter) (D)	5.110	08-25-62	507,880	491,392
Starwood Mortgage Residential Trust
Series 2022-4, Class A1 (5.192% to 6-1-26, then 6.192% thereafter) (D)	5.192	05-25-67	424,134	408,556
Towd Point Mortgage Trust
Series 2019-1, Class A1 (D)(G)	3.750	03-25-58	125,805	116,219
Verus Securitization Trust
Series 2023-2, Class A1 (6.193% to 3-1-27, then 7.193% thereafter) (D)	6.193	03-25-68	445,838	439,322
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2023-5, Class A1 (6.476% to 6-1-27, then 7.476% thereafter) (D)	6.476	06-25-68	439,005	$434,739
Series 2023-INV1, Class A1 (5.999% to 2-1-27, then 6.999% thereafter) (D)	5.999	02-25-68	1,776,376	1,746,255
U.S. Government Agency 1.6%				2,090,554
Government National Mortgage Association
Series 2012-114, Class IO	0.621	01-16-53	440,488	6,813
Series 2016-174, Class IO	0.891	11-16-56	649,924	25,700
Series 2017-109, Class IO	0.230	04-16-57	758,826	12,115
Series 2017-124, Class IO	0.628	01-16-59	640,941	20,169
Series 2017-135, Class IO	0.718	10-16-58	1,177,448	43,653
Series 2017-140, Class IO	0.486	02-16-59	573,770	17,292
Series 2017-20, Class IO	0.528	12-16-58	1,290,654	30,326
Series 2017-22, Class IO	0.755	12-16-57	361,250	12,742
Series 2017-46, Class IO	0.644	11-16-57	991,301	34,159
Series 2017-61, Class IO	0.745	05-16-59	625,239	22,562
Series 2017-74, Class IO	0.440	09-16-58	1,138,613	23,020
Series 2018-114, Class IO	0.710	04-16-60	766,202	31,081
Series 2018-158, Class IO	0.776	05-16-61	1,214,920	59,945
Series 2018-35, Class IO	0.531	03-16-60	1,621,546	55,209
Series 2018-43, Class IO	0.437	05-16-60	2,041,292	63,804
Series 2018-69, Class IO	0.612	04-16-60	642,399	27,605
Series 2018-9, Class IO	0.443	01-16-60	1,192,428	35,551
Series 2019-131, Class IO	0.802	07-16-61	920,496	47,848
Series 2020-100, Class IO	0.783	05-16-62	1,078,245	60,340
Series 2020-108, Class IO	0.847	06-16-62	1,210,145	68,209
Series 2020-114, Class IO	0.800	09-16-62	2,578,363	145,282
Series 2020-118, Class IO	0.882	06-16-62	1,876,177	112,147
Series 2020-119, Class IO	0.602	08-16-62	1,065,499	49,621
Series 2020-120, Class IO	0.761	05-16-62	591,533	32,758
Series 2020-137, Class IO	0.795	09-16-62	2,970,763	161,401
Series 2020-150, Class IO	0.962	12-16-62	1,655,568	107,609
Series 2020-170, Class IO	0.834	11-16-62	2,218,743	134,427
Series 2021-203, Class IO	0.869	07-16-63	1,774,513	111,483
Series 2021-3, Class IO	0.868	09-16-62	2,849,515	172,465
Series 2021-40, Class IO	0.824	02-16-63	698,231	41,864
Series 2022-150, Class IO	0.823	06-16-64	255,727	15,698
Series 2022-17, Class IO	0.802	06-16-64	1,498,191	92,775
Series 2022-181, Class IO	0.716	07-16-64	788,625	51,502
Series 2022-21, Class IO	0.783	10-16-63	656,369	39,827

Series 2022-53, Class IO	0.712	06-16-64	2,496,139	123,552
26	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities 11.4% (6.6% of Total investments)				$14,502,546
(Cost $15,629,286)
Asset backed securities 11.4%				14,502,546
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (D)	3.199	12-20-30	95,142	89,991
Ally Auto Receivables Trust
Series 2022-3, Class A4	5.070	06-15-31	500,000	491,684
American Express Credit Corp.
Series 2023-4, Class A	5.150	09-15-30	670,000	656,778
Applebee’s Funding LLC
Series 2023-1A, Class A2 (D)	7.824	03-05-53	146,000	142,996
Aqua Finance Trust
Series 2021-A, Class A (D)	1.540	07-17-46	90,273	79,183
Arby’s Funding LLC
Series 2020-1A, Class A2 (D)	3.237	07-30-50	377,325	332,070
Avis Budget Rental Car Funding AESOP LLC
Series 2023-1A, Class A (D)	5.250	04-20-29	580,000	554,249
Carmax Auto Owner Trust
Series 2023-3, Class A4	5.260	02-15-29	100,000	97,873
CARS-DB4 LP
Series 2020-1A, Class B1 (D)	4.170	02-15-50	293,000	277,331
CLI Funding VI LLC
Series 2020-1A, Class A (D)	2.080	09-18-45	355,550	306,378
CLI Funding VIII LLC
Series 2022-1A, Class A (D)	2.720	01-18-47	204,352	171,137
Series 2023-1A, Class A (D)	6.310	06-18-48	454,104	446,465
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5	8.100	08-15-25	15,003	14,652
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2 (D)	4.300	04-20-48	291,000	254,908
DB Master Finance LLC
Series 2017-1A, Class A2II (D)	4.030	11-20-47	160,650	145,632
Dell Equipment Finance Trust
Series 2023-2, Class A3 (D)	5.650	01-22-29	400,000	397,903
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (D)	3.475	04-15-49	80,000	69,475
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (D)	4.118	07-25-47	504,238	464,541
Driven Brands Funding LLC
Series 2020-2A, Class A2 (D)	3.237	01-20-51	272,300	231,597
FirstKey Homes Trust
Series 2021-SFR1, Class D (D)	2.189	08-17-38	264,000	228,489
Ford Credit Auto Lease Trust
Series 2023-B, Class A4	5.870	01-15-27	175,000	174,661
Ford Credit Auto Owner Trust
Series 2022-D, Class A3	5.270	05-17-27	500,000	495,063
Series 2023-2, Class A (D)	5.280	02-15-36	512,000	499,583
General Motors Company
Series 2023-2, Class A (D)	5.340	06-15-30	675,000	661,672
GM Financial Consumer Automobile Receivables Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2023-1, Class A4	4.590	07-17-28	290,000	$280,457
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (D)	3.208	01-22-29	172,286	158,667
Series 2021-1A, Class A2 (D)	2.773	04-20-29	240,126	225,144
HI-FI Music IP Issuer LP
Series 2022-1A, Class A2 (D)	3.939	02-01-62	245,000	221,842
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (D)	4.970	08-25-49	114,075	100,806
Series 2022-1A, Class A2I (D)	3.445	02-26-52	294,880	261,948
Mercedes-Benz Auto Receivables Trust
Series 2022-1, Class A4	5.250	02-15-29	500,000	493,411
Series 2023-1, Class A4	4.310	04-16-29	290,000	278,685
MetroNet Infrastructure Issuer LLC
Series 2023-1A, Class A2 (D)	6.560	04-20-53	170,000	163,025
MVW LLC
Series 2020-1A, Class D (D)	7.140	10-20-37	814,235	779,094
Neighborly Issuer LLC
Series 2021-1A, Class A2 (D)	3.584	04-30-51	464,100	382,728
Series 2022-1A, Class A2 (D)	3.695	01-30-52	209,273	168,520
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class B1 (D)	2.410	10-20-61	139,000	115,821
NRZ Excess Spread-Collateralized Notes
Series 2021-FHT1, Class A (D)	3.104	07-25-26	53,129	47,808
PFS Financing Corp.
Series 2023-B, Class A (D)	5.270	05-15-28	335,000	328,735
Progress Residential Trust
Series 2021-SFR8, Class B (D)	1.681	10-17-38	165,000	143,489
Retained Vantage Data Centers Issuer LLC
Series 2023-1A, Class A2A (D)	5.000	09-15-48	275,000	246,061
SCF Equipment Leasing LLC
Series 2022-2A, Class A3 (D)	6.500	10-21-30	550,000	550,605
Sesac Finance LLC
Series 2019-1, Class A2 (D)	5.216	07-25-49	346,615	327,171
Sonic Capital LLC
Series 2020-1A, Class A2I (D)	3.845	01-20-50	306,962	277,759
Sunbird Engine Finance LLC
Series 2020-1A, Class A (D)	3.671	02-15-45	165,497	139,499
TIF Funding II LLC
Series 2021-1A, Class A (D)	1.650	02-20-46	191,866	157,629
Triton Container Finance VIII LLC
Series 2020-1A, Class A (D)	2.110	09-20-45	474,480	405,017
Series 2021-1A, Class A (D)	1.860	03-20-46	263,000	218,990
Vantage Data Centers LLC
Series 2020-2A, Class A2 (D)	1.992	09-15-45	239,000	199,441
VR Funding LLC
Series 2020-1A, Class A (D)	2.790	11-15-50	315,683	276,547
Willis Engine Structured Trust V
Series 2020-A, Class A (D)	3.228	03-15-45	99,260	82,519
Zaxby’s Funding LLC
28	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2021-1A, Class A2 (D)	3.238	07-30-51	228,735	$186,817

	Shares	Value
Common stocks 0.1% (0.1% of Total investments)		$136,865
(Cost $500,732)
Energy 0.0%		20,056
Oil, gas and consumable fuels 0.0%
Altera Infrastructure LP (H)	743	20,056
Utilities 0.1%		116,809
Multi-utilities 0.1%

Algonquin Power & Utilities Corp.	6,250	116,809
Preferred securities 0.2% (0.1% of Total investments)		$288,729
(Cost $394,505)
Communication services 0.1%		85,919
Wireless telecommunication services 0.1%
Telephone & Data Systems, Inc., 6.625% (A)	5,825	85,919
Financials 0.1%		202,810
Banks 0.1%
Wells Fargo & Company, 7.500%	192	202,810

	Par value^	Value
Escrow certificates 0.0% (0.0% of Total investments)		$626
(Cost $0)
LSC Communications, Inc. (D)(H)(I)	321,000	626

	Yield (%)	Shares	Value
Short-term investments 5.5% (3.2% of Total investments)			$6,983,095
(Cost $6,983,160)
Short-term funds 5.5%			6,983,095
John Hancock Collateral Trust (J)	5.5153(K)	698,547	6,983,095

Total investments (Cost $244,297,164) 173.1%	$220,927,228
Other assets and liabilities, net (73.1%)	(93,295,050)
Total net assets 100.0%	$127,632,178

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	29

IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 10-31-23 was $111,461,418. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $12,316,576.
(B)	All or a portion of this security is on loan as of 10-31-23, and is a component of the fund’s leverage under the Liquidity Agreement.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $41,374,388 or 32.4% of the fund’s net assets as of 10-31-23.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Non-income producing security.
(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(K)	The rate shown is the annualized seven-day yield as of 10-31-23.
30	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	25,000,000	USD	Fixed 4.191%	USD SOFR Compounded OIS(a)	Annual	Quarterly	Jun 2026	—	$98,177	$98,177
								—	$98,177	$98,177

(a)	At 10-31-23, the overnight SOFR was 5.350%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 10-31-23, the aggregate cost of investments for federal income tax purposes was $245,013,855. Net unrealized depreciation aggregated to $23,988,450, of which $223,349 related to gross unrealized appreciation and $24,211,799 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	31

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-23

Assets
Unaffiliated investments, at value (Cost $237,314,004)	$213,944,133
Affiliated investments, at value (Cost $6,983,160)	6,983,095
Total investments, at value (Cost $244,297,164)	220,927,228
Receivable for centrally cleared swaps	473,203
Cash	36,563
Interest receivable	1,700,645
Receivable for investments sold	2,873,597
Receivable for delayed delivery securities sold	4,880,118
Other assets	14,933
Total assets	230,906,287
Liabilities
Liquidity agreement	91,300,000
Payable for investments purchased	4,421,064
Payable for delayed delivery securities purchased	6,973,314
Interest payable	473,289
Payable to affiliates
Accounting and legal services fees	9,260
Trustees’ fees	169
Other liabilities and accrued expenses	97,013
Total liabilities	103,274,109
Net assets	$127,632,178
Net assets consist of
Paid-in capital	$175,067,706
Total distributable earnings (loss)	(47,435,528)
Net assets	$127,632,178

Net asset value per share
Based on 11,646,585 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$10.96
32	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-23

Investment income
Interest	$10,694,467
Dividends from affiliated investments	218,956
Dividends	55,823
Less foreign taxes withheld	(2,989)
Total investment income	10,966,257
Expenses
Investment management fees	1,261,526
Interest expense	5,093,278
Accounting and legal services fees	28,529
Transfer agent fees	58,814
Trustees’ fees	49,195
Custodian fees	29,702
Printing and postage	33,040
Professional fees	119,888
Stock exchange listing fees	23,748
Other	18,344
Total expenses	6,716,064
Less expense reductions	(18,070)
Net expenses	6,697,994
Net investment income	4,268,263
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(14,308,326)
Affiliated investments	5,033
Swap contracts	342,011
(13,961,282)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	9,868,166
Affiliated investments	(35)
Swap contracts	98,177
9,966,308
Net realized and unrealized loss	(3,994,974)
Increase in net assets from operations	$273,289
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	33

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-23	Year ended 10-31-22
Increase (decrease) in net assets
From operations
Net investment income	$4,268,263	$6,538,930
Net realized loss	(13,961,282)	(8,150,661)
Change in net unrealized appreciation (depreciation)	9,966,308	(40,648,874)
Increase (decrease) in net assets resulting from operations	273,289	(42,260,605)
Distributions to shareholders
From earnings	(4,826,346)	(10,716,025)
Total distributions	(4,826,346)	(10,716,025)
Total decrease	(4,553,057)	(52,976,630)
Net assets
Beginning of year	132,185,235	185,161,865
End of year	$127,632,178	$132,185,235
Share activity
Shares outstanding
Beginning of year	11,646,585	11,646,585
End of year	11,646,585	11,646,585
34	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the year ended   10-31-23

Cash flows from operating activities
Net increase in net assets from operations	$273,289
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(333,537,563)
Long-term investments sold	331,966,043
Net purchases and sales of short-term investments	(3,325,648)
Net amortization of premium (discount)	801,223
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	(473,203)
Dividends and interest receivable	164,239
Receivable for investments sold	14,002,480
Receivable for delayed delivery securities sold	(3,397,419)
Other assets	6,417
Increase (Decrease) in liabilities:
Payable for investments purchased	(11,711,954)
Payable for delayed delivery securities purchased	5,494,787
Interest payable	154,012
Payable to affiliates	1,383
Other liabilities and accrued expenses	(8,821)
Net change in unrealized (appreciation) depreciation on:
Investments	(9,868,131)
Net realized (gain) loss on:
Investments	14,303,293
Net cash provided by operating activities	$4,844,427
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(4,826,346)
Net cash used in financing activities	$(4,826,346)
Net increase in cash	$18,081
Cash at beginning of year	$18,482
Cash at end of year	$36,563
Supplemental disclosure of cash flow information:
Cash paid for interest	$(4,939,266)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	35

Financial highlights
Period ended	10-31-23	10-31-22	10-31-21	10-31-20	10-31-19
Per share operating performance
Net asset value, beginning of period	$11.35	$15.90	$15.95	$15.57	$14.22
Net investment income[1]	0.37	0.56	0.71	0.65	0.60
Net realized and unrealized gain (loss) on investments	(0.35)	(4.19)	0.12	0.48	1.42
Total from investment operations	0.02	(3.63)	0.83	1.13	2.02
Less distributions
From net investment income	(0.41)	(0.70)	(0.84)	(0.75)	(0.67)
From net realized gain	—	(0.22)	(0.04)	—	—
Total distributions	(0.41)	(0.92)	(0.88)	(0.75)	(0.67)
Net asset value, end of period	$10.96	$11.35	$15.90	$15.95	$15.57
Per share market value, end of period	$9.80	$10.48	$15.46	$15.44	$14.58
Total return at net asset value (%)[2,3]	0.35	(23.60)	5.36	7.78	14.84
Total return at market value (%)[2]	(2.82)	(27.45)	5.83	11.42	16.37
Ratios and supplemental data
Net assets, end of period (in millions)	$128	$132	$185	$186	$181
Ratios (as a percentage of average net assets):
Expenses before reductions	4.90	2.10	1.30	1.67	2.55
Expenses including reductions[4]	4.89	2.08	1.29	1.66	2.54
Net investment income	3.12	4.13	4.42	4.15	3.99
Portfolio turnover (%)	148	101	60	66	50
Senior securities
Total debt outstanding end of period (in millions)	$91	$91	$91	$91	$91
Asset coverage per $1,000 of debt[5]	$2,398	$2,448	$3,028	$3,035	$2,986

[1]	Based on average daily shares outstanding.
[2]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Expenses including reductions excluding interest expense were 1.17%, 1.01%, 0.94%, 0.95% and 0.98% for the periods ended 10-31-23, 10-31-22, 10-30-21, 10-31-20 and 10-31-19, respectively.
[5]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
36	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	37

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2023, by major security category or type:
	Total value at 10-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$109,365,711	—	$109,365,711	—
Corporate bonds	79,907,414	—	79,907,414	—
Municipal bonds	115,428	—	115,428	—
Collateralized mortgage obligations	9,626,814	—	9,626,814	—
Asset backed securities	14,502,546	—	14,502,546	—
Common stocks	136,865	$116,809	20,056	—
Preferred securities	288,729	288,729	—	—
Escrow certificates	626	—	—	$626
Short-term investments	6,983,095	6,983,095	—	—
Total investments in securities	$220,927,228	$7,388,633	$213,537,969	$626
Derivatives:
Assets
Swap contracts	$98,177	—	$98,177	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2023, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
When-issued/delayed-delivery securities. The fund may purchase or sell securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues on debt securities until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often
38	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	39

transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2023, the fund has a short-term capital loss carryforward of $7,144,142 and a long-term capital loss carryforward of $16,965,908 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2023 and 2022 was as follows:
	October 31, 2023	October 31, 2022
Ordinary income	$4,826,346	$8,926,367
Long-term capital gains	—	1,789,658
Total	$4,826,346	$10,716,025
As of October 31, 2023, the components of distributable earnings on a tax basis consisted of $662,972 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
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Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended October 31, 2023, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging up to $25.0 million, as measured at each quarter end.
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value[1]	Interest rate swaps	$98,177	—

[1]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	41

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2023:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$342,011
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2023:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$98,177
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of (a) 0.650% of the ﬁrst $150 million of the fund’s average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 8), (b) 0.375% of the next $50 million of the fund’s average daily managed assets, (c) 0.350% of the next $100 million of the fund’s average daily managed assets and (d) 0.300% of the fund’s average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an afﬁliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $18,070 for the year ended October 31, 2023.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2023, were equivalent to a net annual effective rate of 0.54% of the fund’s average daily managed net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended October 31, 2023, amounted to an annual rate of 0.01% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2023 and December 31, 2023, up to 10% of its outstanding common shares as of December 31, 2022. The share repurchase plan will remain in effect between January 1, 2023 and December 31, 2023.
During the years ended October 31, 2023 and 2022, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Note 7—Leverage risk
The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	43

Note 8—Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $91.3 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at October 31, 2023 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of October 31, 2023, the LA balance of $91,300,000 was comprised of $78,650,276 from the line of credit and $12,649,724 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Effective April 1, 2023, interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. Prior to April 1, 2023, interest was charged at a rate of one month London Interbank Offered Rate (LIBOR) plus 0.60%. As of October 31, 2023, the fund had an aggregate balance of $91,300,000 at an interest rate of 6.02%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the year ended October 31, 2023, the average balance of the LA and the effective average interest rate were $91,300,000 and 5.58%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Due to the discontinuation of LIBOR, as discussed in Note 9, effective April 1, 2023 the LA was amended to remove LIBOR as the reference rate for interest and has been replaced with OBFR for interest mutually agreed upon by the fund and SSB. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund cannot yet be fully determined.
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Note 9—LIBOR Discontinuation Risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of British pound sterling and U.S. dollar LIBOR settings on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Note 10—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $137,657,767 and $127,388,038, respectively, for the year ended October 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $195,879,796 and $204,578,005, respectively, for the year ended October 31, 2023.
Note 11—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	698,547	$2,564,993	$120,965,898	$(116,552,794)	$5,033	$(35)	$218,956	—	$6,983,095
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB
ANNUAL REPORT | JOHN HANCOCK Income Securities Trust	45

issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
46	JOHN HANCOCK Income Securities Trust | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Income Securities Trust (the “Fund”) as of October 31, 2023, the related statements of operations and cash flows for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	47

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
48	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to generate a high level of current income consistent with prudent investment risk.
Principal Investment Strategies
Under normal circumstances the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in income securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. Not more than 20% of the Fund’s total assets will consist of such preferred securities and common stocks believed by the Fund to provide a sufficiently high yield to attain the Fund’s investment objective. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper.
The Fund will invest at least 75% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (Moody’s) or “BBB” by Standard & Poor’s Global Ratings Inc. (S&P)), or in unrated securities determined by the Fund’s investment advisor or subadvisor to be of comparable credit quality. The Fund can invest up to 25% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P), or in unrated securities determined by the Fund’s advisor or subadvisor to be of comparable quality.
Although the Fund will focus on securities of U.S. issuers, the Fund may invest in securities of corporate and governmental issuers located outside the United States that are payable in U.S. dollars, including emerging markets. The Fund may also invest in mortgage-backed and asset-backed securities, including collateralized mortgage obligations. In addition, the Fund may invest in repurchase agreements.
The Fund may also invest in derivatives such as swaps and reverse repurchase agreements. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The Fund utilizes a liquidity agreement to increase its assets available for investments, and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. The Fund may also invest up to 20% of its total assets in illiquid securities.
The Advisor may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
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Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of the fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly.
In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or
50	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. While many countries have lifted some or all restrictions related to the coronavirus (COVID-19) and the United States ended the public health emergency and national emergency declarations relating to the coronavirus (COVID-19) pandemic on May 11, 2023, the continued impact of coronavirus (COVID-19) and related variants is uncertain. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary
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pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the fund’s investments may be affected, which may reduce the fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on the fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Emerging Markets risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments.  In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation. Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: swaps and reverse repurchase agreements. Swaps generally are subject to counterparty risk. In addition, swaps may be
52	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 —Leverage risk” above.
LIBOR discontinuation risk. The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of British pound sterling and U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
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ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended October 31, 2023, distributions from net investment income totaling $0.4144 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
December 31, 2022	$0.1377
March 31, 2023	0.0909
June 30, 2023	0.0990
September 29, 2023	0.0868
Total	$0.4144
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage
54	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Income Securities Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 30 - June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
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Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the ten-year period ended December 31, 2022, and underperformed for the one-, three-, and five-year periods. The Board also reviewed comparisons of the fund’s performance to the peer group, but noted the limited size of the peer group. The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-, three- and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
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The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees for the fund are equal to the peer group median and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
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Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
60	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund’s performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	61

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2012	179
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	175
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2005	177
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison, Born: 1971	2022	175
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	175
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
62	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	177
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2005	175
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	175
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2008	175
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	63

Non-Independent Trustees[4]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	177
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz, Born: 1968	2022	175
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
64	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered and the Statement of Additional Information has not been updated since the Fund’s last public offering, therefore the information contained in the Statement of Additional Information may be outdated.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

ANNUAL REPORT | JOHN HANCOCK INCOME SECURITIES TRUST	65

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: JHS

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
66	JOHN HANCOCK INCOME SECURITIES TRUST | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Dynamic Municipal Bond ETF
John Hancock Fundamental All Cap Core ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF3208622	P6A 10/23
12/2023

ITEM 2. CODE OF ETHICS.

As of the end of the year, October 31, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock Income Securities Trust for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $55,552 for the fiscal year ended October 31, 2023 and $54,196 for the fiscal year ended October 31, 2022. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

The aggregate fees for John Hancock Income Securities Trust for audit-related fees amounted to $12 for the fiscal year ended October 31, 2023 and $5 for the fiscal year ended October 31, 2022. These fees were billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was related to a software licensing fee.

(c) Tax Fees

The aggregate fees for John Hancock Income Securities Trust billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $5,253 for the fiscal year ended October 31, 2023 and $4,110 for the fiscal year ended October 31, 2022. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

All other fees for John Hancock Income Securities Trust billed to the registrant or control affiliates for products and services provided by the principal accountant were $0 for the fiscal year ended October 31, 2023 and $163 for the fiscal year ended October 31, 2022. The nature of the services comprising all other fees is advisory services provided to the investment manager. These fees were approved by the registrant's audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended October 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,354,703 for the fiscal year ended October 31, 2023 and $1,198,914 for the fiscal year ended October 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham

Hassell H. McClellan, effective September 26, 2023

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management (US) LLC ("Manulife IM (US)") portfolio managers.

Below is a list of the Manulife Investment Management (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years.

The information provided is as of the filing date of this N-CSR.

Jeffrey N. Given, CFA

Senior Managing Director and Senior Portfolio Manager Manulife Investment Management (US) LLC since 2012

Managing Director, Manulife Investment Management (US) LLC (2005–2012) Second Vice President, John Hancock Investment Management, LLC (1993–2005) Began business career in 1993

Managed the Fund since 1999

Howard C. Greene, CFA

Senior Managing Director and Senior Portfolio Manager

Manulife Investment Management (US) LLC since 2005

Began business career in 1979

Managed the Fund since 2005

Connor Minnaar, CFA

Senior Director and Associate Portfolio Manager

Joined Manulife IM (US) in 2006

Began business career in 2002

Managed fund since 2022

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2023. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts

	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Jeffrey N.	15	34,124	34	7,232	30	11,223
Given, CFA
Howard C.	15	34,124	34	7,232	31	11,224
Greene,
CFA

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts

	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Connor	16	38,121	27	5,054	28	10,869
Minnaar,
CFA

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: 0

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•Incentives. Only investment professionals are eligible to participate in the short-and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

•Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional's support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to client assets under management, investment performance, and firm metrics.

•Manulife Equity Awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

•Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individuals as well as other Manulife Asset Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2023, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Ownership in the
Portfolio Manager	Fund

Jeffrey N. Given, CFA	$1–$10,000
Howard C. Greene, CFA	$1–$10,000
Connor Minnaar, CFA	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

REGISTRANT PURCHASES OF EQUITY SECURITIES

		Average	Total number of	Maximum number of
	Total number of		shares purchased as	shares that may yet
		price per	part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans*
Nov-22	-	-	-	1,164,659
Dec-22	-	-	-	1,164,659
Jan-23	-	-	-	1,164,659
Feb-23	-	-	-	1,164,659
Mar-23	-	-	-	1,164,659
Apr-23	-	-	-	1,164,659
May-23	-	-	-	1,164,659
Jun-23	-	-	-	1,164,659
Jul-23	-	-	-	1,164,659
Aug-23	-	-	-	1,164,659
Sep-23	-	-	-	1,164,659
Oct-23	-	-	-	1,164,659
Total	-	-

*On March 12, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2022. The current share repurchase plan will remain in effect between January 1, 2023 to December 31, 2023.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to the financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Kristie M. Feinberg
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Kristie M. Feinberg
President
Date:	December 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
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Kristie M. Feinberg
President
Date:	December 15, 2023
By:	Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	December 15, 2023